SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2003

SHILOH INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 202, 103 Foulk Road, Wilmington, Delaware	19803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 998-0592

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 29, 2003

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

On May 29, 2003, Shiloh Industries, Inc. issued a press release announcing the unaudited financial results for the quarter ended April 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SHILOH INDUSTRIES, INC.

By:	/s/ Stephen E. Graham
Stephen E. Graham
Chief Financial Officer

Date: May 29, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 29, 2003